Exhibit 10.3

                                   AMENDMENT


         AMENDMENT (this "Amendment"), dated as of February 22, 2000, among VANTAS INCORPORATED, a corporation organized and existing under the laws of the State of Nevada (the "Borrower"), the financial institutions party to the Credit Agreement referred to below (the "Banks"), and PARIBAS, as agent (the "Agent").

                             W I T N E S S E T H:
                             ---------------------

         WHEREAS, the Borrower, the Banks and the Agent are parties to an Amended and Restated Credit Agreement, dated as of January 16, 1997, amended and restated as of November 6, 1998, further amended and restated as of August 3, 1999, and amended as of January 19, 2000 (as amended, modified and supplemented to the date hereof, the "Credit Agreement");

         WHEREAS, the Banks and the Agent wish to amend certain financial covenants in the Credit Agreement;

                  NOW, THEREFORE, IT IS AGREED:

                  Section 1. Defined Terms. In this Amendment, unless something in the subject matter or context is inconsistent:

                  (i) terms defined in the description of the parties or in the recitals have the meanings given to them in the description or recitals, as applicable; and

                  (ii) all other capitalized terms have the respective meanings given to them in the Credit Agreement.

                  Section 2.   Amendment.

                  2.01 Fixed Charge Coverage Ratio. Section 8.09 of the Credit Agreement shall be amended by deleting such section in its entirety and replacing it with the following:

                  "The Borrower will not permit the Fixed Charge Coverage Ratio for any fiscal quarter (other than the fiscal quarter ended December 31, 1999) to be less than 1.00 to 1.00, and shall not permit the Fixed Charge Coverage Ratio for the fiscal quarter ended December 31, 1999 to be less than
0.30 to 1.00."

                  2.02 Interest Coverage Ratio. Section 8.10 of the Credit Agreement shall be amended by deleting the ratio 3.15:1.00 for the fiscal quarter ended December 31, 1999 and replacing it with the ratio 2.35:1.00.

                  2.03  Consolidated Indebtedness to Consolidated EBITDA.
Section 8.11 of the Credit Agreement shall be amended by deleting the ratio 2.95:1.00 for the fiscal quarter ended December 31, 1999 and replacing it with the ratio 3.80:1.00.

                  Section 3.  General

                  3.01 Confirmation. In order to induce the Agent and the Banks to enter into this Amendment, the Borrower hereby represents and warrants that on the Amendment Effective Date, after giving effect to this Amendment and the transactions contemplated hereby, (i) no Default or Event of Default shall exist and (ii) all of the representations and warranties contained in the Credit Agreement shall be true and correct in all material respects, with the same effect as though such representations and warranties had been made on and as of the Amendment Effective Date.

                  3.02 Fee. In order to induce the Banks to enter into this Amendment, the Borrower hereby agrees to pay to each Bank which executes and delivers a counterpart of this Amendment to the Agent on or before 5:00pm (New York time) on February 22, 2000, a fee equal to .15 of 1% of the sum of (i) such Bank's Revolving Loan Commitment on the Amendment Effective Date and (ii) the aggregate outstanding principal amount of such Bank's Term Loans and Acquisition Loans on the Amendment Effective Date, with such fee to be earned on the Amendment Effective Date and payable on the Business Day immediately thereafter.

                  3.03 Amendment Effective Date. This Amendment shall become effective on the date (the "Amendment Effective Date") when each of the following conditions have been met:

                  (i) The Borrower and the Required Banks shall have executed a copy hereof (whether the same or different copies) and shall have delivered the same to the Agent and

                  (ii) The Borrower shall have paid to the Agent all cost and expenses (including reasonable legal fees and expenses) then due and payable.

                  3.04 Conflicts. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement.

                  3.05 Counterpart. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Agent.

                  3.06 Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

                                       VANTAS INCORPORATED
                                       (formerly known as Alliance National
                                       Incorporated)



                                       By:  /s/ David Rupert
                                          -------------------------
                                          Name:  David Rupert
                                          Title: President and Chief Operating
                                                  Officer

                                          PARIBAS, Individually and as Agent


                                          By: Donald J. Ercole
                                              -------------------------------
                                              Name:  Donald J. Ercole
                                             Title:  Managing Director

                                          By:  /s/ Darryl M. Monasebian
                                              --------------------------------
                                              Name:  Darryl M. Monasebian
                                              Title:  Director/Merchant Banking
                                                      Group

                                            FIRST SOURCE FINANCIAL LLP

                                            By: First Source Financial, Inc.,
                                                    its Agent/Manager

                                            By:  /s/ David C. Wagner
                                                 ---------------------------
                                                 Name:  David C. Wagner
                                                 Title:  Vice President

                                              IBJ WHITEHALL BANK & TRUST
                                              COMPANY
                                              (formerly, IBJ Schroder Bank
                                                  & Trust Company)


                                              By:  /s/ David Krivine
                                                 --------------------
                                                 Name:  David Krivine
                                                Title:  Associate

                                                PILGRIM PRIME RATE TRUST

                                                By: Pilgrim Investments, Inc.,
                                                     as its investment manager


                                                By:  /s/ Robert L. Wilson
                                                     ------------------------
                                                     Name:  Robert L. Wilson
                                                    Title:  Vice President

                                                PARIBAS CAPITAL FUNDING LLC


                                                By:  /s/ M. Steven Alexander
                                                     -----------------------
                                                     Name:  M. Steven Alexander
                                                     Title:  Director

                                      EUROPEAN AMERICAN BANK


                                      By:  /s/ Tony Tomich
                                          ---------------------
                                          Name:  Tony Tomich
                                          Title: Assistant Vice President

                                       BHF (USA) CAPITAL CORPORATION


                                       By:  /s/ Perry Forman
                                          ----------------------------
                                          Name:  Perry Forman
                                          Title:  Vice President

                                       By:  /s/ Chris Yu
                                           ----------------------------
                                           Name:  Chris Yu
                                          Title:  Associate

                                        BANK AUSTRIA CREDITANSTALT
                                        CORPORATE FINANCE INC.


                                        By:  /s/ Christina T. Schoen
                                           --------------------------
                                           Name:  Christina T. Schoen
                                          Title:  Executive Vice President

                                        By:  /s/ Christopher J. Ruzzi
                                           ---------------------------
                                           Name:  Christopher J. Ruzzi
                                          Title:  Senior Associate

                                         HELLER-FINANCIAL, INC.


                                         By:  /s/ David R. Campbell
                                            ------------------------
                                            Name:  David R. Campbell
                                           Title:  Vice President

                                          BALANCED HIGH-YIELD FUND II
                                          LIMITED

                                          By: BHF (USA) Capital Corporation,
                                          as attorney-in-fact

                                          By:  /s/ Perry Forman
                                             ------------------------------
                                             Name:  Perry Forman
                                            Title:  Vice President

                                           By:  /s/ Chris Yu
                                              ------------------------------
                                              Name:  Chris Yu
                                             Title:  Associate

                                           SRF TRADING, INC.


                                           By:  /s/ Allen D. Shifflet
                                              -------------------------
                                              Name:  Allen D. Shifflet
                                              Title:  President

                                            KZH ING-2 LLC


                                            By:___________________
                                               Name:
                                               Title:

                                           THE ING CAPITAL SENIOR SECURED HIGH
                                           INCOME FUND, L.P.


                                           By: ING Capital Advisors LLC
                                               as Investment Advisor


                                            By:  /s/ Michael J. Campbell
                                                 -------------------------
                                                 Name:  Michael J. Campbell
                                                Title:  Senior Vice President &
                                                        Portfolio Manager

                                           PACIFICA PARTNERS I, L.P.

                                           By: Imperial Credit Management, Inc.
                                               as Investment Manager


                                                By:  /s/ Sean R. Walker
                                                     --------------------
                                                     Name:  Sean R. Walker
                                                     Title:  Vice President

                                         STEIN ROE & FARNHAM CLO I, LTD.


                                         By: Stein Roe & Farnham Incorporated
                                             as Portfolio Manager


                                              By:  /s/ James R. Fellows
                                                  -------------------------
                                                  Name:  James R. Fellows
                                                  Title:  Vice President

                                            PROVIDENT BANK


                                            By:___________________
                                               Name:
                                               Title: